BLACKROCK ALLOCATION TARGET SHARES
BATS: Series A Portfolio
(the “Fund”)

Supplement dated February 10, 2016
to the Summary Prospectus dated July 29, 2015

Effective immediately, the following change is made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus entitled “Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Samir Lakhani	2015	Managing Director of BlackRock, Inc.
Ibrahim Incoglu	2016	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-BATSA-0216SUP